United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2021

Date of Report (Date of earliest event reported)

Blue Safari Group Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40318	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58th Floor, Unit 5801 2 Queens Road Central Central Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	BSGA	The Nasdaq Stock Market LLC
Units	BSGAU	The Nasdaq Stock Market LLC
Rights	BSGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02-Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

As a result of recent guidance to Special Purpose Acquisition Companies by the SEC regarding redeemable equity instruments, Blue Safari Group Acquisition Corp. (the “Company”) revisited its application of ASC 480-10-S99 on the Company’s financial statements. The Company had previously classified a portion of its Class A ordinary shares in permanent equity. Subsequent to the re-evaluation, the Company’s management concluded that all of its Class A ordinary shares should be classified as temporary equity. The identified errors impacted the Company’s Form 8-K filed on June 21, 2021 containing balance sheet as of June 14, 2021, and Quarterly Report on Form 10-Q filed on August 2, 2021 containing financial statements as of March 31, 2021 and on August 18. 2021 containing financal statements as of June 30, 2021. In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the errors and has determined that the related impacts were not material to the aforementioned Form 8-K and Form 10-Q reports, but that correcting the cumulative impact of such errors would be significant to the Company’s statements of operations for the three months ended September 30, 2021 and for the period from February 23, 2021 (inception) through September 30, 2021. Accordingly, the Company has corrected such immaterial errors by adjusting its prior financial statements and classified all its Class A ordinary shares as temporary equity, excluding representative shares and Class A ordinary shares issued sold as part of the Units in the Private Placement. The Company will also correct previously reported financial information for such immaterial errors in future filings, as applicable. The following summarizes the effect of the restatement on each financial statement line item.

On November 19, 2021, in connection with the preparation of the financial statements the Company as of September 30, 2021, management determined it should revise its previously reported financial statements. The Company previously determined the ordinary shares subject to possible redemption to be equal to the redemption value of $10.10 per ordinary shares while also taking into consideration its charter’s requirement that a redemption cannot result in net tangible assets being less than $5,000,001. Upon review of its financial statements for the period ended September 30, 2021, the Company reevaluated the classification of the ordinary shares and determined that the ordinary shares issued during the Initial Public Offering and pursuant to the exercise of the underwriters’ overallotment can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control under ASC 480-10-S99. Therefore, management concluded that the carrying value should include all ordinary shares subject to possible redemption, resulting in the ordinary shares subject to possible redemption being classified as temporary equity in its entirety. As a result, management has noted a reclassification adjustment related to temporary equity and permanent equity. This resulted in an adjustment to the initial carrying value of the ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), retained earnings (accumulated deficit) and ordinary shares.

In connection with the change in presentation for the ordinary shares subject to redemption, the Company also revised its earnings per share calculation to allocate net income (loss) proportionally evenly to ordinary shares subject to redemption and those that are not subject to redemption. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of ordinary shares share pro rata in the income (loss) of the Company. There has been no change in the Company’s total assets, liabilities or operating results.

Based upon their evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, due to the material weakness in our internal control over financial reporting as a result of the revisions of our March 31, 2021, and June 30, 2021 financial statements (the “revisions”) regarding the failure to properly classify redeemable equity instruments. In light of this material weakness, we performed additional analysis as deemed necessary to ensure that our unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. Accordingly, management believes that the financial statements included in this Quarterly Report on Form 10-Q present fairly in all material respects our financial position, results of operations and cash flows for the period presented.

Therefore, the March 31, 2021 and June 30, 2021 quarterly financial statements included in the Company's Form 10-Qs, as filed with the SEC on August 2, 2021 and on August 18, 2021, respectively, as well as the Company's balance sheet included on the Company’s Form 8-K, as filed with the SEC on June 21, 2021, should no longer be relied upon because certain redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of the Class A ordinary shares in permanent equity. The Company will revise its financial statements to classify all Class A ordinary shares as temporary equity and any related impact, as the threshold in its charter does not change the nature of the underlying ordinary shares as redeemable and thus would be required to be disclosed outside of permanent equity. As a result of the foregoing, the Company’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the restatement. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures for such periods were not effective solely as a result of the foregoing.

It is noted that the non-cash adjustments to the financial statement do not impact the amounts previously reported for our cash and cash equivalents or total assets. In light of this material weakness, we performed additional analysis as deemed necessary to ensure that our unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2021

BLUE SAFARI GROUP ACQUISITION CORP.

By:	/s/ Naphat Sirimongkolkasem
Name:	Naphat Sirimongkolkasem
Title:	Chief Financial Officer